UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Mister Goody, Inc.

(Exact name of registrant as specified in its charter)

Florida	27-5414480
(State of incorporation of organization)	(I.R.S. Employer Identification Number)

7877 Emerald Winds Circle

Boynton Beach, Florida 33473

(Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:	Name of each exchange of which each class is to be registered:
None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-174941 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001

(Title of Class)

Item 1.

Description of Registrant's Securities to be Registered

Description of the registrant’s common stock is set forth under “Description of Securities” contained in the prospectus included in the registrant’s Registration Statement on Form S-1 (File No. 333-174941) as originally filed with the Securities and Exchange Commission on June 16, 2011 (the “Registration Statement”), and is hereby incorporated by reference in response to this Item.

Item 2.

Exhibits

Exhibit No.	Description
3.1	Articles of Incorporation (incorporated by reference to the Registration Statement filed on June 16, 2011).
3.2	Bylaws (incorporated by reference to the Registration Statement filed on June 16, 2011).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)	MISTER GOODY, INC.
Date:	October 5, 2011

By:	/s/ Joel Arberman
Joel Arberman
Chief Executive Officer

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